UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

Columbia Pipeline Partners LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36835	51-0658510
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

On May 14, 2015, Columbia Pipeline Group, Inc. (“CPG”) will be discussing its growth strategy and business plans, including certain information regarding CPG OpCo LP, a subsidiary of Columbia Pipeline Partners LP (the “Partnership”), following the separation of CPG from NiSource Inc. CPG’s post-separation executive team will present from 10:30 a.m. – 12:00 p.m. ET. A copy of the CPG webcast will be available via live webcast and archived for future viewing through a link on the Partnership’s website, www.columbiapipelinepartners.com. CPG’s related slide presentation is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Slide Presentation of Columbia Pipeline Group, Inc. dated May 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Partners LP

By: CPP GP LLC, its general partner

May 14, 2015	By:	/s/ Robert E. Smith
Robert E. Smith Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation of Columbia Pipeline Group, Inc. dated May 14, 2015